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                                                                   Exhibit 10.11

                                                               CLEVELAND INDIANS
                                                                   JUNE 28, 1996



                AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT
                ------------------------------------------------

         This AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT is dated as of June 28, 1996, by and between Cleveland Indians Baseball Company, Limited Partnership, an Ohio limited partnership (the "Transferor"), and Indians Club Trust, a Delaware business trust (the "Transferee"), and amends and confirms that certain Transfer Agreement dated as of May 22, 1992 between the Transferor and the Transferee (as amended by Amendment No. 1 thereto dated as of December 20, 1993, and as further amended from time to time, the "Transfer Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Revised Annex A referred to below.

                               W I T N E S S E H:
                               ------------------

         WHEREAS, by execution of the Transfer Agreement and the Assignment dated the date thereof (the "Original Assignment"), the Transferor has bargained, sold, transferred, assigned, set over and otherwise conveyed to the Transferee the Rights and Revenues; and

         WHEREAS, concurrently with the execution of the Transfer Agreement and the Original Assignment, the Transferee incurred certain indebtedness for borrowed money (the "Existing Indebtedness") and, in connection therewith, granted certain liens on the Rights and Revenues as collateral security for such Existing Indebtedness; and

         WHEREAS, as of the date hereof, the Transferee and certain other parties thereto are entering into the Club Trust Credit Agreement and the MLB Credit Agreement pursuant to which the Banks will make certain loans for the benefit of the Transferee (collectively, the "MLB Credit Agreement Loans"), certain proceeds of which MLB Credit Agreement Loans will be used by the Transferee to refinance the Existing Indebtedness; and

         WHEREAS, the Transferee and the MLB Trust have entered into the MLB Pledge and Security Agreement dated the date hereof pursuant to which, among other things, the Transferee has granted to the Administrative Agent for the benefit of the Banks a lien on the Rights and Revenues, as such terms are defined in Annex A attached to the MLB Credit Agreement (such Annex A attached to the MLB Credit Agreement being referred to herein as the "Revised Annex A"), as collateral security for the MLB Credit Agreement Loans; and

         WHEREAS, it is a condition precedent to the obligations of the Banks to enter into the Club Trust Credit Agreement and the MLB Credit Agreement, and to make the MLB



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Credit Agreement Loans for the benefit of the Transferee pursuant thereto, that the Transferor execute this Amendment and Confirmation of Transfer Agreement and the form of Confirmatory Assignment attached hereto as Exhibit A, and deliver certain other documents in the forms attached hereto;

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ACKNOWLEDGEMENT OF MLB CREDIT AGREEMENT AND MLB PLEDGE AND SECURITY AGREEMENT; ASSIGNMENT. The Transferor acknowledges that, as of the date hereof, the Transferee, the Banks and the other parties thereto have entered into the MLB Credit Agreement and MLB Pledge and Security Agreement. The Transferor acknowledges that the Banks have been induced to enter into said Agreements by, among other things, (i) the representations, warranties and covenants of the Transferor set forth in the Transfer Agreement and in this Amendment and Confirmation thereof and (ii) the liens on the Rights and Revenues (as such terms are defined in the Revised Annex A) granted to the Administrative Agent for the benefit of the Banks by the Transferee pursuant to the MLB Pledge and Security Agreement. The Transferor has reviewed the Revised Annex A to the MLB Credit Agreement, and is familiar with the definitional provisions contained therein. It is the intention of the Transferor and the Transferee that all Rights and Revenues (as such terms are defined in the Revised Annex A) were bargained, sold, transferred, assigned, set over and otherwise conveyed from the Transferor to the Transferee pursuant to the Transfer Agreement. Accordingly, by way of confirming such transfer and transferring any assets constituting Rights and Revenues (as defined in the Revised Annex A) which were not transferred pursuant to the Transfer Agreement and the Original Assignment, the Transferor and the Transferee will execute, at or before the Closing, a Confirmatory Assignment in the form of Exhibit A hereto.

         2. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES OF TRANSFEREE AND TRANSFEROR. The Transferee confirms that the representations and warranties set forth in Section 3.01 of the Transfer Agreement are true and correct in all material respects as of the date hereof. The Transferor confirms that the representations and warranties set forth in Section 3.02 of the Transfer Agreement and the information contained in Schedule 3.02(a)(x) as amended on the date hereof is true and correct in all material respects as of the date hereof except for the representations and warranties in Sections 3.02(b)(iv), (v), (vi) and (vii) which were true and correct in all material respects as of May 20, 1992.

         3. AMENDMENTS TO TRANSFER AGREEMENT. (a) The Transfer Agreement is hereby amended by (i) deleting Exhibits A through E attached to the Transfer Agreement and substituting therefor the forms of Exhibits A through E attached hereto, respectively and (ii) deleting Annex A attached to the Transfer Agreement and substituting therefor the Revised Annex A in the form attached to the MLB Credit Agreement. For all purposes of the

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Transfer Agreement, unless otherwise defined therein, capitalized terms shall have the meanings set forth in the Revised Annex A.

         (b)      AMENDMENTS TO SECTION 3.02.

                  (a) Section 3.02(a)(x) of the Transfer Agreement is hereby amended by deleting Schedule 3.02(a)(x) and replacing it in its entirety with
Schedule 3.02(a)(x) dated as of the date hereof and attached hereto.

                  (b) Section 3.02(b)(v) of the Transfer Agreement is hereby amended by deleting Schedule 3.02(b)(v) and replacing it in its entirety with
Schedule 3.02(b)(v) dated as of the date hereof and attached hereto.

                  (c) Section 3.02(b)(vi) of the Transfer Agreement is hereby amended by deleting references therein to "Club Trust Credit Facilities" and "MLB Credit Agreements" and inserting in place thereof references to "Club Trust Credit Agreement" and "MLB Credit Agreement," respectively.

                  (d) Section 3.02 of the Transfer Agreement is hereby amended by adding the following representations and warranties of the Transferor as clause (c) thereto.

                  "(c) (i) The Transferor has at all times given effect to, and will continue to give effect to, all the arrangements described in this Agreement and the other Transaction Documents.

                       (ii) The financial and business affairs of the Transferee have at all times been, and will continue to be, segregated and readily distinguishable from those of the Transferor so that the assets and liabilities of the Transferee and the Transferor will be readily ascertainable.

                       (iii) The Transferor has observed all procedures required by this Agreement and by the Transferor's Certificate of Incorporation and By-laws, or its partnership agreement and certificate of limited partnership, as the case may be, and the laws of the state of its incorporation or organization, except where the failure to do so would not have a material adverse effect on the Rights and Revenues or the transactions contemplated by this Agreement.

                       (iv) The Transferor has not commingled its assets with the assets of the Transferee, any other Participating Club, any Club Trust or the MLB Trust (each an "Entity").

                       (v) Neither the assets nor the creditworthiness of the Transferor is generally held out as being available for the payment of any liability of any Entity. The Transferor has at all times since execution of the Transfer Agreement and will


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         at all times hereafter continue to treat each Entity as a separate legal entity, and not as a division or department of the Transferor. The Transferor maintains an arms'-length relationship with each Entity. The Transferor has transferred the Rights and Revenues to the Transferee free and clear of any lien, encumbrance, counterclaim, defense, right of recoupment or similar claim.

                  (vi) The Transferor, by execution of this Agreement, transferred to the Transferee the legal right to receive one-twenty-eighth (1/28) of the Revenues.

         (c) AMENDMENT TO SECTIONS 4.01(b)(iii), (iv) AND (v) OF THE TRANSFER AGREEMENT. Sections 4.01(b)(iii), (iv) and (v) of the Transfer Agreement are hereby amended by deleting references therein to "Series A Administrative Agent" and inserting in lieu thereof references to "Administrative Agent".

         (d) AMENDMENT TO SECTION 5.01 OF THE TRANSFER AGREEMENT. Section 5.01 of the Transfer Agreement is hereby amended by deleting the reference therein to "Collateral Agent" and inserting in place thereof a reference to "Administrative Agent".

         (e) AMENDMENT TO SECTION 5.06 OF THE TRANSFER AGREEMENT. Section 5.06 of the Transfer Agreement is hereby amended by deleting the references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (f) AMENDMENTS TO SECTION 5.07(a) AND (b) OF THE TRANSFER AGREEMENT.
Section 5.07(a) and (b) of the Transfer Agreement are hereby amended by deleting the references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (g) AMENDMENT TO SECTION 5.08 OF THE TRANSFER AGREEMENT. Section 5.08 of the Transfer Agreement is hereby amended by deleting the references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (h) AMENDMENT TO SECTION 5.09 OF THE TRANSFER AGREEMENT. Section 5.09 of the Transfer Agreement is hereby amended by deleting references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (i) AMENDMENT TO SECTION 5.10 OF THE TRANSFER AGREEMENT. Section 5.10 of the Transfer Agreement is hereby amended by deleting references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (j) AMENDMENT TO SECTION 5.12 OF THE TRANSFER AGREEMENT. Section 5.12 of the Transfer Agreement is hereby amended by deleting references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

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         (k) AMENDMENT TO SECTION 5.13 OF THE TRANSFER AGREEMENT. Section 5.13
of the Transfer Agreement is hereby amended by deleting references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (l) AMENDMENT TO SECTION 5.14 OF THE TRANSFER AGREEMENT. Section 5.14 of the Transfer Agreement is hereby amended by deleting such Section in its entirety and inserting in place thereof the following:

                  "Section 5.14. RETAINED VOTING RIGHTS. Notwithstanding anything to the contrary set forth herein, it is understood and agreed that the Rights do not include (a) any voting, consensual or similar rights of the Transferor, whether arising under the National Media Contracts, the Superstation Agreements, the International Broadcast Contracts, the Major League Agreements, the MLB Properties Agreement or otherwise, including, without limitation, any rights of the Transferor to participate in any votes and decisions relating to or regarding the creation of, changes to, the enforcement of, waivers, replacements to or the exercise of any rights or options or other administration (including decisions on waivers, enforcement, renegotiations or exercise of options) under any agreement giving rise to the Rights, including the National Media Contracts, the Superstation Agreements, the International Broadcast Contracts, the MLB Properties Agreement, and the Major League Agreements, (b) any rights, powers or options of the Transferor, however arising, to institute proceedings to collect or file claims for payment due from any obligor in respect of the National Media Contracts, Superstation Agreements or International Broadcast Contracts, to give and receive notices and other communications from or to any obligor under any such agreement, to make waivers or other agreements with respect to, or to exercise any rights or options under, the National Media Contracts, Superstation Agreements or International Broadcast Contracts or to bring proceedings against any Person with respect thereto, or (c) any rights, powers or options of the Transferor, however arising, to institute proceedings to collect or file claims for Expansion Fees, to give and receive notices and other communications from or to any Person with respect thereto, to make waivers or other agreements or to exercise any rights or options or otherwise administer any agreement with respect to Expansion Fees or to bring proceedings against any Person with respect thereto.

         (m) AMENDMENT TO SECTION 5.15 OF THE TRANSFER AGREEMENT. Section 5.15 of the Transfer Agreement is hereby amended by deleting references therein to "Collateral Agent" and inserting in place thereof references to "Administrative Agent".

         (n) AMENDMENT TO ARTICLE V. Amendment to Article V is hereby amended by adding the following covenants of the Transferor thereto:

         "SECTION 5.16 ADDITIONAL COVENANTS OF THE TRANSFEROR.

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                (a)     The Transferor will observe all procedures required by
    its certificate of incorporation and bylaws, or its partnership agreement and certificate of limited partnership, as the case may be, and the laws of the state of its incorporation or organization, as the case may be, except where the failure to do so would not have a material adverse effect on the Rights and Revenues or the transactions contemplated by this Agreement. The Transferor will at all times maintain its corporate or partnership existence, as the case may be, in good standing to the extent required under the laws of the state of its creation, incorporation or organization. The Transferor will remain qualified to do business in each jurisdiction in which the conduct of its business so requires, except where the failure to do so would not have a material adverse effect on the transactions contemplated by this Agreement.

                (b) The Transferor will not commingle any of its assets with the assets of any Entity.

                (c) The Transferor will not at any time conduct its business in the name of any Entity. In that regard, no written or oral communications including, without limitation, letters, invoices, purchase orders and contracts, will be made in the name of any Entity. The Transferor will at all times maintain a telephone number and stationery and business forms separate from each Entity.

                (d) The Transferor will not at any time provide for its expenses and liabilities from the funds of any Entity other than distributions from the Transferee permitted under the Club Trust Agreement.

                (e) No employee of the Transferor will be an employee of a Club Trust or of the MLB Trust.

                (f) None of the assets or the creditworthiness of the Transferor will be generally held out as being available for the payment of any liability of any Entity. Assets will not be transferred to or from the Transferor from or to any Entity without fair consideration or with the intent to hinder, delay or defraud the creditors of any of them (provided that distributions [Expos only - or loans] shall be made to the Transferor in accordance with the terms of the Transaction Documents).

           (o) AMENDMENT TO SECTION 6.03 OF THE TRANSFER AGREEMENT. Section 6.3 of the Transfer Agreement is hereby amended by deleting such Section 6.03 in its entirety and inserting in place thereof:

                  "Section 6.3. AMENDMENT. This Agreement may be amended by the Transferor and the Transferee, but only with the written consent of the Required Banks, which consent shall not be unreasonably withheld."


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         (p) AMENDMENT TO SECTION 6.05 OF THE TRANSFER AGREEMENT. Section 6.05
of the Transfer Agreement is hereby amended by deleting the reference therein to "Administrative Rights or the Collateral Agent" and inserting in place thereof a reference to "Administrative Agent" and by deleting clause (c) thereof in its entirety and inserting in place thereof the following:

                  "(c) In the case of the Administrative Agent, to Fleet National Bank One, Federal Street, Boston, MA
         02211, Attention: Keith J. Collar".

         4. REPRESENTATIONS AND WARRANTIES OF TRANSFEROR AND TRANSFEREE. The Transferor and Transferee jointly and severally represent and warrant to the other party and to each Bank as follows:

         (a) Such party is a business trust, corporation or partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

         (b) The execution, delivery and performance by such party of this Amendment and Confirmation of Transfer Agreement are within such party's trust, corporate or partnership powers, as applicable, have been duly authorized by all necessary trust, corporate or partnership action, as applicable, and do not contravene such party's constitutive documents or any law or any contractual restriction binding on or affecting such party.

         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such party of this Amendment and Confirmation of Transfer Agreement.

         (d) This Amendment and Confirmation of Transfer Agreement is a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by appropriate bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         5. VOTING. The Transferor acknowledges and agrees that the MLB Trust, the Administrative Agent and the Banks are entering into the MLB Credit Agreement and the MLB Pledge and Security Agreement in reliance upon, among other things, the covenants of the Transferor set forth herein and in the Transfer Agreement including, without limitation, the provisions of Section 5.05 of the Transfer Agreement.

         6. EFFECTIVENESS.  This Amendment and Confirmation of
Transfer Agreement shall become effective upon satisfaction of the following conditions:


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         (a) The Transferee and the Administrative Agent shall have received the following documents (each in form and substance satisfactory to the Administrative Agent in its sole discretion):

                  (i)  An executed copy of this Amendment and
         Confirmation of Transfer Agreement;

                  (ii) Executed Uniform Commercial Code financing statements filed or to be filed in each jurisdiction determined by the Administrative Agent, executed by (x) any party holding a lien on the Rights and/or Revenues and (y) by the Transferor (or, as necessary, the Commissioner), as seller and debtor, and naming the Transferee, as purchaser and secured party, meeting the requirements of the laws of each such jurisdiction, and as is necessary to maintain the Transferee's perfected ownership status of the Rights and Revenues; and

                  (iii) Such other documents as Transferee or the Administrative Agent may reasonably request.

         7. TRANSACTION DOCUMENT. This Amendment and any other document and certificate delivered in connection herewith shall be a Transaction Document for all purposes.

         8. NOTICES. All notice hereunder shall be given in accordance with the provisions of Section 6.05 of the Transfer Agreement as amended hereby.

         9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS.

         10. CONFIRMATION; NO NOVATION. Except as expressly set forth herein, this Amendment and Confirmation of Transfer Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of either party under the Transfer Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Transfer Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment and Confirmation of Transfer Agreement shall apply and be effective only with respect to the provisions of the Transfer Agreement specifically referred to herein.

         11. COUNTERPARTS. This Amendment and Confirmation of Transfer Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.


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         12. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and Confirmation of Transfer Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Confirmation of Transfer Agreement.

  [Remainder of This Page Intentionally Left Blank and Signature Pages Follow]






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       SIGNATURE PAGE FOR AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT
                                CLEVELAND INDIANS


         EXECUTED as a sealed instrument as of the date first above written.

                                       TRANSFEROR:

                                       CLEVELAND INDIANS BASEBALL
                                          COMPANY, LIMITED PARTNERSHIP

                                        By: Cleveland Baseball Corporation,
                                            its general partner


                                        By: /s/ Richard E. Jacobs
                                           -------------------------------
                                           Richard E. Jacobs
                                           Chairman, Chief Executive Officer and
                                           President


Acknowledged and Agreed:

TRANSFEREE:

INDIANS CLUB TRUST

By: WILMINGTON TRUST COMPANY,
    not in its individual capacity
    but solely as Club Trustee


By: /s/ David A. Vanaskey, Jr.
   ----------------------------------
   DAVID A. VANASKEY, JR.
   Senior Financial Services Officer


FLEET NATIONAL BANK, as Administrative Agent


By:
   ----------------------------------
   Keith J. Collar
   Vice President

OFFICE OF THE COMMISSIONER OF BASEBALL,
     on its own behalf and as Agent for the
     Transferor under the Central Fund Agreement

By:
   ----------------------------------
   Jeffrey White
   Chief Financial Officer